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                                                                  Exhibit 10.177

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                               CONTRACT NO.: DACW09-01-C-0003
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                         OFFER (Must be fully completed by offeror)
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14. NAME AND ADDRESS OF OFFEROR (Include ZIP Code)        15. TELEPHONE NO. (Include ZIP code)
    Meadow Valley Contractors, Inc.                           702-864-2575
    P.O. Box 549                                          ------------------------------------
    Moapa, NV 89025                                       16. REMITTANCE ADDRESS (Include only
                                                              if different then Item 14)
CAGE CODE NO.:  065T2  DUNS NO.:  87-840-3500
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CODE     FACILITY CODE
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17. The Offeror agrees to perform the work required at the prices specified below in strict accordance with the terms of this solicitation, if this offer is accepted by the
    Government in writing within _____ calendar days after the date offers are due. (Insert any number equal to or greater than the minimum requirement stated in Item 13D. Failure to insert any number means the offer accepts the minimum in Item 13D.


AMOUNTS .  SEE SCHEDULE OF PRICES


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18. The offeror agrees to furnish any required performance and payment bonds.
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                            19. ACKNOWLEDGEMENT OF AMENDMENTS
     (The offeror acknowledges receipt of amendments to the solicitation - give number and date of each)
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AMENDMENT NO.     1.       2.       3.        4.       5.        6.        7.
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    DATE       8-31-00  10-6-00  10-26-00  11-6-00  11-13-00  11-24-00  11-30-00
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20A. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER    20B. SIGNATURE    20C. OFFER DATE
     (Type or print)

     Alan Terril - Vice-President                         /s/ ALAN TERRIL     12-7-00
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21. ITEMS ACCEPTED:
     ITEM NO'S 0001-0047 AND AMENDMENT NO'S 1-7, AS PER ATTACHED SCHEDULE OF PAYMENT, IFB NO.
     DACW09-00-B-0012, DRAWINGS AND CONDITIONS SET FORTH HEREIN, ALL OF WHICH ARE MADE A PART
     OF THIS CONTRACT. THE SUBCONTRACTING PLAN SUBMITTED BY MEADOW VALLEY CONTRACTORS,
     ILLEGIBLE IS INCORPORATED AND MADE A MATERIAL PART OF THIS CONTRACT.

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22.  AMOUNT                            23. ACCOUNTING AND APPROPRIATION DATA

     $10,608,307.41                        THIS IS A CONTINUING CONTRACT, SEE ATTACHMENT NO. 1
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24. SUBMIT INVOICES TO ADDRESS SHOWN IN  . ITEM     25. OTHER THAN FULL AND OPEN COMPETITION
    (4 Copies unless otherwise specified)   26         PURSUANT TO
                                                       [ ] 10 U.S.C 2304(c) (  )
                                                       [ ] 41 U.S.C 253(c) (  )
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26. ADMINISTERED BY       CODE                     27. PAYMENT WILL BE MADE BY
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U.S. ARMY CORPS OF ENGINEERS                           USACE FINANCE CENTER
TROPICANA PROJECT OFFICE                               ATTN: CEFC-AO-P
4440 SO. DURANGO, BLDG. B, SUITE D                     5270 INTEGRITY DRIVE
LAS VEGAS, NV  89117                                   MILLINGTON, TN 38454-5005

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                 CONTRACTING OFFICER WILL COMPLETE ITEM 28 OR 29 AS APPLICABLE
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[ ] 28. NEGOTIATED AGREEMENT Contractor is         [X] 29. AWARD (Contractor is not required
required to sign this document and return ____     to sign this document.) Your offer on this
copies to issuing office.) Contractor agrees to    solicitation is herby accepted as to the
furnish and deliver all items or perform all       items listed. This award consummates the
work requirements identified on this form and      contract, which consists of (a) the
any continuation sheets for the consideration      Government solicitation and your offer, and
stated in this contract. The rights and            (b) the contract award. No further
obligations of the arties to this contract shall   contractual document is necessary.
be governed by (a) this contract award, (b) the
solicitation, and (c) the clauses,
representations, certifications, and
specifications incorporate by reference in or
attached to this contract.
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30A. NAME AND TITLE OF CONTRACTOR OR PERSON        31A. NAME OF CONTRACTING OFFICER (Type
     AUTHORIZED TO SIGN (Type or print)                 or print)

                                                        MICHAEL K. WEGLER
                                                        Major, U.S. Army
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30B. SIGNATURE                  30C. DATE          31B. UNITED STATES OF AMERICA  31C. AWARD
                                                                                       DATE
                                                        BY [ILLEGIBLE]                26JAN 01
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DACQW09-00-B-0012                                          STANDARD FORM 1442 BACK (REV. 4-85)
ENCLOSURE NO. 1 TO AMENDMENT NO. 0006                                             USAPPC v1.00
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